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                         SECOND AMENDMENT TO CREDIT AGREEMENT

     THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this "Second Amendment"), dated as of March 27, 1998, is entered into among Sun Healthcare Group, Inc., a Delaware corporation ("Borrower"), the entities listed on the signature pages hereto as Lenders (collectively, "Lenders"), the co-agents listed on the signature pages hereto as Co-Agents (collectively, the "Co-Agents"), and NationsBank of Texas, N.A., as Administrative Agent (in said capacity, "the Administrative Agent").

                                      BACKGROUND

     The Borrower, certain of the Lenders (herein, the "Existing Lenders"), the Co-Agents and the Administrative Agent heretofore entered into that certain Credit Agreement, dated as of October 8, 1997, as amended by that certain First Amendment to Credit Agreement, dated as of November 12, 1997 (the "Credit Agreement"; the terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement).

     The Borrower, the Lenders, the Co-Agents and the Administrative Agent desire to amend the Credit Agreement to (a) permit (i) the Investment in and Acquisitions of Restricted Subsidiaries that are not required to execute a Subsidiary Guaranty and whose capital stock or other equity interest is not required to be pledged pursuant to the Credit Agreement, and (ii) Sunscript/HRA L.L.C., an Illinois limited liability company ("Sunscript L.L.C."), of which Sunscript Pharmacy Corporation, a New Mexico corporation and wholly-owned Subsidiary of the Borrower ("Sunscript Corp."), will own up to 60% of the equity interests, to incur Indebtedness and grant Liens on its assets, and (b) make certain other changes therein.

     NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the Borrower, the Lenders, the Co-Agents and the Administrative Agent covenant and agree as follows:

     1.   AMENDMENTS TO CREDIT AGREEMENT.

     (a) The definition of "FIXED CHARGES" set forth in SECTION 1.1 of the Credit Agreement is hereby amended to read as follows:

          "FIXED CHARGES" means, for any date of calculation, calculated for the Borrower and its Subsidiaries on a consolidated basis (provided that if Non-Guaranteeing Subsidiary EBITDAR shall ever equal or exceed 15% of EBITDAR, Fixed Charges shall be calculated for the Borrower and its Restricted Subsidiaries which are not Non-Guaranteeing Restricted Subsidiaries on a consolidated basis) determined in accordance with GAAP, the sum of, without duplication,
     (a) scheduled principal or residual or similar payments made on Total Debt (other than (i) lease expense pursuant to Operating Leases,

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     (ii) principal payments made on the Obligations, and (iii)
     debt for borrowed money having (x) a maturity of less than twelve months and (y) no principal amortization), plus (b) interest paid, whether or not capitalized (including interest paid pursuant to Capitalized Lease Obligations), plus (c) lease expense pursuant to Operating Leases, plus (d) Dividends paid in respect of the Sun Financing Preferred Securities, in each case for the four fiscal quarters immediately preceding the date of calculation. For purpose of the calculation of Fixed Charges with respect to assets not owned at all times during the four fiscal quarters immediately preceding the date of determination, Fixed Charges shall be adjusted, on a pro-forma basis, to (i) include the Fixed Charges attributable to an Acquisition which occurred during any such fiscal quarter for the twelve month period preceding the date of determination, provided the Acquisition Consideration for such Acquisition is in excess of $5,000,000 and (ii) exclude the Fixed Charges of any asset or group of related amounts disposed of in one transaction or a series of related transactions during any such fiscal quarter for the twelve month period preceding the date of determination, provided the consideration received from the disposition of such asset or group of related assets is in excess of $5,000,000."

     (b) The defined term "FOREIGN SUBSIDIARY EBITDA" is hereby deleted and the defined term "NON-GUARANTEEING SUBSIDIARY EBITDA" is inserted in lieu thereof in proper alphabetical order to read as follows:

          "NON-GUARANTEEING SUBSIDIARY EBITDA" means, for any period, determined in accordance with GAAP on a consolidated basis for the Non-Guaranteeing Subsidiaries, the sum of (a) pre-tax net income (excluding therefrom (i) any items of extraordinary gain, including net gains on the sale of assets other than asset sales in the ordinary course of business, and (ii) any items of extraordinary loss, including net losses on the sale of assets other than asset sales in the ordinary course of business), plus (b) interest expense, whether or not capitalized (including interest expense pursuant to Capitalized Lease Obligations), Depreciation and amortization, in each case for the four fiscal quarters immediately preceding the date of calculation. For purpose of the calculation of Non-Guaranteeing Subsidiary EBITDA with respect to assets not owned at all times during the four fiscal quarters immediately preceding the date of determination, Non-Guaranteeing Subsidiary EBITDA shall be adjusted, on a pro-forma basis, to (i) include the Non-Guaranteeing Subsidiary EBITDA attributable to an Acquisition which occurred during any such fiscal quarter for the twelve month period preceding the date of determination, provided the Acquisition Consideration for such Acquisition is in excess of $5,000,000 and
     (ii) exclude the Non-Guaranteeing Subsidiary EBITDA of any asset or group of related amounts disposed of in one transaction or a series of related transactions during any such fiscal quarter for the twelve month period preceding the date of determination, provided the consideration received from the disposition of such asset or group of related assets is in excess of $5,000,000."

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     (c)  The defined term "FOREIGN SUBSIDIARY EBITDAR" is hereby deleted and the defined term "NON-GUARANTEEING SUBSIDIARY EBITDAR" is inserted in lieu thereof in proper alphabetical order to read as follows:

          "NON-GUARANTEEING SUBSIDIARY EBITDAR" means, for any period, determined in accordance with GAAP on a consolidated basis for the Borrower's Non-Guaranteeing Subsidiaries, the sum of (a)
     Non-Guaranteeing Subsidiary EBITDA, plus (b) lease expense pursuant to Operating Leases."

     (d)  The definition of "FIXED CHARGE COVERAGE RATIO" set forth in
SECTION 1.1 of the Credit Agreement is hereby amended to read as follows:

          "FIXED CHARGE COVERAGE RATIO" means, for any date of calculation, the ratio of EBITDAR (provided that if Non-Guaranteeing Subsidiary EBITDAR shall ever equal or exceed 15% of EBITDAR, the Fixed Charge Coverage Ratio shall be calculated using Domestic EBITDAR but adjusted to exclude EBITDAR of Non-Guaranteeing
     Restricted Subsidiaries) to Fixed Charges for the four fiscal quarters immediately preceding such date of calculation."

     (e) The definition of "GUARANTOR" set forth in SECTION 1.1 of the Credit Agreement is hereby amended to read as follows:

          "GUARANTOR" means each Restricted Subsidiary other than (a) Inactive Subsidiaries of the Borrower and (b) Non-Guaranteeing Subsidiaries."

     (f) The definition of "LEVERAGE RATIO" set forth in SECTION 1.1 of the Credit Agreement is hereby amended to read as follows:

          "LEVERAGE RATIO" means, for any date of calculation, calculated for the Borrower and its Subsidiaries on a consolidated basis (provided that if Non-Guaranteeing Subsidiary EBITDAR shall ever equal or exceed 15% of EBITDAR, the Leverage Ratio shall be calculated using Domestic EBITDAR but adjusted to exclude EBITDAR for Non-Guaranteeing Restricted Subsidiaries), the ratio of Total Debt to EBITDAR for the four fiscal quarters immediately preceding the date of calculation."

     (g) The definition of "NET WORTH" set forth in SECTION 1.1 of the Credit Agreement is hereby amended to read as follows:

          "NET WORTH" means, for the Borrower and its Subsidiaries, on a consolidated basis (provided that if Non-Guaranteeing Subsidiary EBITDAR shall ever equal or exceed 15% of EBITDAR, Net Worth shall be calculated for the Borrower and its Restricted Subsidiaries on a consolidated basis, but adjusted to exclude (i), (ii) and (iii) immediately following for Non-Guaranteeing Restricted Subsidiaries), determined in accordance with GAAP, the sum of (i) capital stock taken at par value, plus (ii) capital surplus, plus

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     (iii) retained earnings less treasury stock; provided, however, notwithstanding the above, for purposes of calculation of Net Worth (but without duplication) there shall be added to Net Worth an amount equal to 50% of the aggregate liquidation amount (not to exceed $25 per share) of the outstanding Sun Financing Preferred Securities."

     (h) The definition of "PERMITTED LIENS" set forth in SECTION 1.1 of the Credit Agreement is hereby amended by (i) deleting "and" at the end of clause
(i) thereof, (ii) deleting "." at the end of clause (j) thereof and inserting "; and" in lieu thereof and (iii) adding the following clause (k) thereto to read as follows:

          "(k) Liens on direct obligations of, or guaranteed by, the United States of America or any agency thereof and maturing in one year or less of the date of purchase in an aggregate amount not in excess of $5,000,000 to secure obligations of the Borrower and its Subsidiaries in respect of private placements of capital stock of the Borrower and its Subsidiaries."

     (i)  The definition of "PERMITTED RESTRICTED PAYMENTS" set forth in
SECTION 1.1 of the Credit Agreement is hereby amended to read as follows:

          "PERMITTED RESTRICTED PAYMENTS" means (a) the declaration and payment of Dividends to the Borrower or any of its Restricted Subsidiaries (other than Non-Guaranteeing Restricted Subsidiaries),
     (b) the declaration and payment of Dividends by Non-Guaranteeing Restricted Subsidiaries other than Sun Financing, (c) payments made after the Agreement Date to the Bondholders in connection with a tender of the Bonds, not to exceed $8,000,000 in aggregate amount,
     (d) the repurchase of shares by the Borrower of its shares held by Don A. Karchmer, John E. Bingaman, Thomas E. Stewart and James W. Campbell pursuant to the terms of that certain Registration Rights Agreement with the Borrower, dated as of June 29, 1993, as amended by that certain First Amendment to Registration Rights Agreement, dated as of May 26, 1994, (e) payments made after the Agreement Date to the Convertible Bondholders in connection with the redemption or conversion of any of the Convertible Bonds pursuant to the terms of the Convertible Indenture, not to exceed $22,500,000 in aggregate amount, (f) payments made in respect of the Regency Tender for the Regency Subordinated Notes, (g) payments of regularly scheduled interest on Subordinated Debt, and (h) Dividends declared and paid in respect of the Sun Financing Preferred Securities."

     (j) The definition of "RESTRICTED PAYMENTS" set forth in SECTION 1.1 of the Credit Agreement is hereby amended to read as follows:

          "RESTRICTED PAYMENTS" means, collectively, (a) Dividends, (b) Treasury Stock Purchases, and (c) any payment or prepayment of principal, premium, penalty or interest on any Subordinated Debt or any defeasance, redemption, repurchase or other acquisition or retirement for value, in whole or in part, of any Subordinated Debt (including, without limitation, the setting aside of assets or the deposit of funds therefor)."

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     (k)  The definition of "SENIOR DEBT TO EBITDAR RATIO" set forth in
SECTION 1.1 of the Credit Agreement is hereby amended to read as follows:

          "SENIOR DEBT TO EBITDAR RATIO" means, for any date of calculation, calculated for the Borrower and its Subsidiaries on a consolidated basis (provided that if Non-Guaranteeing Subsidiary EBITDAR shall ever equal or exceed 15% of EBITDAR, the Senior Debt to EBITDAR Ratio shall be calculated using Domestic EBITDAR but adjusted to exclude EBITDAR of Non-Guaranteeing Restricted Subsidiaries), the ratio of (i) Senior Debt as of the date of calculation to (ii) EBITDAR for the four fiscal quarters immediately preceding the date of calculation."

     (l) The definition of "SUBORDINATED DEBT" set forth in SECTION 1.1 of the Credit Agreement is hereby amended by adding the following sentence to the end thereof:

     "For purposes of calculation of Subordinated Debt, there shall be included as Subordinated Debt such amount of the Borrower's
     Subordinated Debentures as are included in Total Debt."

     (m) The definition of "SUBSIDIARY" set forth in SECTION 1.1 of the Credit Agreement is hereby amended to read as follows:

          "SUBSIDIARY" of any Person means any corporation, partnership, joint venture, trust or other Person of which (or in which) more than 50% of:

          (i) the outstanding capital stock having voting power to elect a majority of the board of directors of such corporation (irrespective of whether at the time capital stock of any other class or classes shall or might have voting power upon the occurrence of any contingency);

          (ii) the ownership interests having voting power to elect persons performing functions similar to board of directors;

          (iii) the interest in the capital or profits of such partnership or joint venture;

          (iv)  the beneficial interest of such trust, or

          (v)   the equity interest of such other Person,

     is at the time directly or indirectly owned by such Person, by such Person and one or more of its Subsidiaries or by one of more of such Person's Subsidiaries."

     (n) The definition of "TOTAL DEBT" set forth in SECTION 1.1 of the Credit Agreement is hereby amended to read as follows:

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          "TOTAL DEBT" means, as of any date of determination, determined for the Borrower and its Subsidiaries on a consolidated basis (provided that if Non-Guaranteeing Subsidiary EBITDAR shall ever equal or exceed 15% of EBITDAR, Total Debt shall be calculated for the Borrower and its Restricted Subsidiaries which are not Non-Guaranteeing Restricted Subsidiaries on a consolidated basis) in accordance with GAAP, the sum (without duplication) of (a) all principal outstanding under the Loan Documents, plus (b) all obligations evidenced by a promissory note or otherwise representing borrowed money, plus (c) all reimbursement obligations for letters of credit (excluding reimbursement obligations in respect of letters of credit to support indebtedness and other obligations otherwise included in the calculation of Total Debt), plus (d) all Capitalized Lease Obligations, plus (e) lease expense pursuant to Operating Leases other than Synthetic Leases (such lease expense to be in an amount equal to the product of rental expense for the four fiscal quarters immediately preceding the date of calculation multiplied by eight and shall be net of any income being received pursuant to subleases during such period, provided that no such sublessee is in default under its sublease), plus (f) the principal portion of all obligations in respect of Synthetic Leases, less (g) an amount equal to any write-up, to market value, of the Bonds and the Convertible Bonds as required by GAAP. For the purpose of the calculation of lease expense pursuant to Operating Leases for Subsidiaries not owned at all times during the four fiscal quarters immediately preceding the date of determination, such lease expense shall be adjusted, on a pro-forma basis, to (i) include the lease expense pursuant to Operating Leases attributable to an Acquisition which occurred during any such fiscal quarter for the four fiscal quarters of the Subsidiary acquired immediately preceding the date of determination (such lease expense to be multiplied by eight), provided the Acquisition Consideration for such Acquisition is in excess of $5,000,000 and (ii) exclude any such lease expense of any asset or group of related assets disposed of in one transaction or a series of related transactions during any such fiscal quarter for the four fiscal quarters immediately preceding the date of determination, provided the consideration received from the disposition of such asset or group of related assets is in excess of $5,000,000. In addition, notwithstanding anything above to the contrary, there shall be added to Total Debt, but without duplication, an amount equal to (a) 50% of the aggregate outstanding principal amount of the Borrower Subordinated Debentures during such time as Sun Financing holds the Borrower Subordinated Debentures and
     (b) 100% of the aggregate outstanding principal amount of the Borrower Subordinated Debentures during such time as Persons other than Sun Financing hold the Borrower Subordinated Debentures."

     (o)  The definition of "TOTAL DEBT TO CAPITALIZATION RATIO" set forth in
SECTION 1.1 of the Credit Agreement is hereby amended to read as follows:

          "TOTAL DEBT TO CAPITALIZATION RATIO" means, for any date of calculation, calculated for the Borrower and its Subsidiaries on a consolidated basis (provided that if Non-Guaranteeing Subsidiary EBITDAR shall ever equal or exceed 15% of EBITDAR, the Total Debt to Capitalization Ratio shall be calculated for the Borrower and its Restricted Subsidiaries which are not Non-Guaranteeing Restricted Subsidiaries on a consolidated

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     basis) in accordance with GAAP, the ratio of (a) Total Debt to (b)
     an amount equal to the sum of (i) Total Debt plus (ii) Net Worth as of the date of calculation."

     (p) SECTION 1.1 of the Credit Agreement is hereby amended by adding the following defined terms thereto in proper alphabetical order to read as follows:

          "BORROWER SUBORDINATED DEBENTURES" means the Convertible Junior Subordinated Debentures not to exceed $345,000,000 in aggregate principal amount issued under the Indenture of Trust to be dated approximately April 1998 between the Borrower and the trustee thereunder which are subordinate in right of payment to senior debt of the Borrower and issued initially to Sun Financing for the proceeds of the sale of the Sun Financing Preferred Securities, issued pursuant to terms and documentation approved in writing by the Determining Lenders."

          "NON-GUARANTEEING RESTRICTED SUBSIDIARY" means any Restricted Subsidiary which does not execute a Subsidiary Guaranty and whose capital stock or equity interest is not pledged pursuant to a Pledge Agreement."

          "NON-GUARANTEEING SUBSIDIARIES" means, collectively, each Non-Guaranteeing Restricted Subsidiary and each Foreign Subsidiary; PROVIDED, HOWEVER, the Borrower covenants and agrees that no Non-Guaranteeing Subsidiary shall execute a Guaranty, or otherwise be obligated in respect of a Guaranty, of any Indebtedness of the Borrower or any of its Subsidiaries."

          "SUN FINANCING" means Sun Financing I, a statutory business trust formed under the laws of the State of Delaware, all of the issued and outstanding common stock of which is owned by the Borrower."

          "SUN FINANCING PREFERRED SECURITIES" means not more than $345,000,000 of Convertible Trust Issued Preferred Securities of Sun Financing, which may be convertible into common stock of the Borrower, issued pursuant to terms and documentation approved in writing by the Determining Lenders."

          "SUN FINANCING PREFERRED SECURITIES GUARANTEE" means the agreement from the Borrower for the benefit of the holders of the Sun Financing Preferred Securities guaranteeing on a subordinated basis as more fully set forth therein, certain payments to be made with respect to the Sun Financing Preferred Securities."

     (q) SECTION 5.12 of the Credit Agreement is hereby amended to read as follows:

          "Section 5.12 RESTRICTED SUBSIDIARIES. Within 15 days following the Acquisition or formation of any Restricted Subsidiary (other than Inactive Subsidiaries and Non-Guaranteeing Restricted Subsidiaries), the Borrower shall cause (a) the capital stock of, or other equity interest in, such Restricted Subsidiary to be pledged to the Administrative

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

     Agent pursuant to a Pledge Agreement and take such other steps as may be necessary or reasonably requested by Administrative Agent in order to cause Administrative Agent to have a perfected, first priority security interest in such capital stock or equity interest and (b) such Restricted Subsidiary to become party to a Subsidiary Guaranty and deliver such evidence of corporate authority as may be reasonably requested by Administrative Agent in connection therewith."

     (r) SECTION 7.1 of the Credit Agreement is hereby amended by (i) deleting "and" at the end of clause (j) thereof, (ii) re-lettering existing clause "(k)" thereto as clause "(l)" and (iii) adding a new clause (k) thereto to read as follows:

     "(k) Indebtedness in respect of the Sun Financing Preferred
Securities, the Borrower Subordinated Debentures and the Sun
Financing Preferred Securities Guarantee; and"

     (s) SECTION 7.3(g) of the Credit Agreement is hereby amended to read as follows:

          "(g) Investments by Borrower in one or more Restricted Subsidiaries (other than Inactive Subsidiaries and Non-Guaranteeing Restricted Subsidiaries); PROVIDED THAT, (i) any such Restricted Subsidiary is subject to the provisions hereof, (ii) any such Restricted Subsidiary is or immediately becomes party to a Subsidiary Guaranty and the Intercompany Line of Credit, (iii) all of the capital stock of, or other equity interest in, such Restricted Subsidiary (other than CareerStaff Subsidiaries unless otherwise required by SECTION 5.11) is pledged pursuant to a Pledge Agreement, as applicable, and (iv) to the extent such Investment is in the form of a loan or advance, the obligation to repay such loan or advance is recorded on the books and records of such Restricted Subsidiary in form and with detail satisfactory to the Lenders;"

     (t) SECTION 7.3(j) of the Credit Agreement is hereby amended to read as follows:

          "(j) other Investments primarily related to the business of providing healthcare services, including nursing care, rehabilitation therapy and other specialized healthcare services (i) in Domestic Entities (including Non-Guaranteeing Restricted Subsidiaries) (A) prior to and including December 31, 1997, (1) as set forth on SCHEDULE 13 hereto, and (2) such other Investments not to exceed $5,000,000 in aggregate principal amount, and (B) thereafter, not to exceed, together with the aggregate Acquisition Consideration for all Non-Guaranteeing Restricted Subsidiaries (other than Sun Financing) acquired pursuant to SECTION 7.5(a)(ii)(b) hereof, $50,000,000 in aggregate principal amount, and
     (ii) in Foreign Entities (A) prior to and including December 31, 1997, (1) as set forth on SCHEDULE 11 hereto and (2) such other Investments, together with the aggregate Acquisition Consideration for all Foreign Subsidiaries acquired pursuant to SECTION 7.5(b)(ii) hereof and obligations incurred in respect of Guaranties and letters of credit pursuant to SECTION 7.1(i) hereof which are not set forth on SCHEDULE 11 hereto, not to exceed $5,000,000 in aggregate principal amount, and (B) for each fiscal year thereafter, such

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     other Investments (calculated net of any repayment of loans and advances by Foreign Entities) together with the Acquisition Consideration for all Foreign Subsidiaries acquired pursuant to
     SECTION 7.5(b)(ii) hereof and obligations in respect of Guaranties and letters of credit pursuant to SECTION 7.1(i) hereof, not to exceed in aggregate amount (1) $60,000,000 or (2) $75,000,000 if the Leverage Ratio as of the end of any fiscal quarter during such fiscal year is less than 5.50 to 1; PROVIDED, HOWEVER, that no individual Investment in any Foreign Entity shall exceed $30,000,000.

     (u) SECTION 7.4(a) of the Credit Agreement is hereby amended to read as follows:

          "(a) liquidate or dissolve itself (or suffer any liquidation or dissolution) or otherwise wind up, or sell, lease, abandon, transfer or otherwise dispose of all or any part of its assets, properties or business, other than (i) immaterial assets sold or otherwise disposed of in the ordinary course of business, (ii) sales by the Borrower or any of its Restricted Subsidiaries of assets to the Borrower or any other of its Restricted Subsidiaries (other than Non-Guaranteeing Restricted Subsidiaries), (iii) liquidations or dissolutions of Foreign Subsidiaries, Inactive Subsidiaries or Non-Guaranteeing Restricted Subsidiaries, (iv) sales of assets occurring when the Leverage Ratio set forth in the Compliance Certificate received by the Lenders immediately preceding such sale is less than 5.50 to 1 and in which the Net Cash Proceeds thereof are used within 180 days of such sale to purchase assets to be used in the business of the Borrower and its Restricted Subsidiaries described in SECTION 4.1(d) hereof, (v) sales of the facilities set forth on SCHEDULES 8 and 9 hereto, (vi) sales of assets permitted by
     SECTION 7.16 hereof, (vii) voluntary dissolutions or liquidations of CareerStaff Subsidiaries, or (viii) other sales, leases, transfers or other dispositions of assets for full and fair consideration pursuant to arm's-length transactions, except that to the extent that the aggregate book value of assets sold during any fiscal year exceeds $1,000,000, the Net Cash Proceeds of such excess sales are applied as required pursuant to SECTION 2.5(c) hereof;"

     (v) SECTION 7.4(b) of the Credit Agreement is hereby amended to read as follows:

          "(b) enter into any merger or consolidation except that (i) any of the Borrower's Restricted Subsidiaries may merge with the Borrower (provided that the Borrower shall be the continuing or surviving corporation), (ii) any of the Borrower's Restricted Subsidiaries may merge with one or more of the Borrower's other Restricted Subsidiaries (other than Non-Guaranteeing Restricted Subsidiaries), (iii) any of the Borrower's Restricted Subsidiaries may merge or consolidate with any other corporation, provided that, immediately after giving effect to such merger or consolidation (A) the continuing or surviving corporation shall constitute a Restricted Subsidiary that is not a Non-Guaranteeing Restricted Subsidiary and (B) no Default or Event of Default shall exist hereunder, and (iv) the Borrower may merge or consolidate with any other corporation, provided that immediately after giving effect to such merger or consolidation (A) the Borrower shall be the continuing or surviving corporation and (B) no Default or Event of Default shall exist hereunder; or"

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     (w)  SECTION 7.5 of the Credit Agreement is hereby amended to read as follows:

          "Section 7.5   ACQUISITIONS.  The Borrower shall not, and shall
     not permit any of its Restricted Subsidiaries to, make, in one or more transactions, any (a) Acquisition (i) during the fiscal year ending on December 31, 1997 (excluding the Regency Tender and the Regency Merger), unless (A) the Acquisition is of a Restricted Subsidiary or of the assets of a Domestic Entity, (B) the Acquisition (1) is set forth on SCHEDULE 14 hereto or (2) the aggregate Acquisition Consideration for all Acquisitions not set forth on SCHEDULE 14 hereto does not exceed $5,000,000 in principal amount, and (C) each of such Restricted Subsidiary and its Restricted Subsidiaries, if any, becomes a party to a Subsidiary Guaranty and the Intercompany Line of Credit and all the capital stock of, or other equity interest in, such Restricted Subsidiary (other than CareerStaff Subsidiaries unless otherwise required by SECTION 5.11) and its Restricted Subsidiaries, if any, (other than CareerStaff Subsidiaries unless otherwise required by SECTION 5.11) shall be pledged pursuant to a Pledge Agreement, or (ii) during any fiscal year thereafter, unless (A) the Acquisition is set forth on
     SCHEDULE 14 hereto or (B)(1) the Acquisition is of a Restricted Subsidiary or of the assets of a Domestic Entity, (2) the Acquisition Consideration therefor is less than (y) $75,000,000 or
     (z) $100,000,000 if the Leverage Ratio as of the end of any fiscal quarter during such fiscal year is less than 5.50 to 1, (3) the sum of the Acquisition Consideration therefor, together with the Acquisition Consideration given for all other such Acquisitions during such fiscal year, is less than (y) $125,000,000 or (z) $200,000,000 if the Leverage Ratio as of the end of any fiscal quarter during such fiscal year is less than 5.50 to 1, (4) each of such Restricted Subsidiary and its Restricted Subsidiaries (in each case other than a Non-Guaranteeing Restricted Subsidiary), if any, becomes a party to a Subsidiary Guaranty and the Intercompany Line of Credit and all the capital stock of, or equity interest in, such Restricted Subsidiary (other than CareerStaff Subsidiaries unless otherwise required by SECTION 5.11) and its Restricted Subsidiaries, if any (other than CareerStaff Subsidiaries unless otherwise required by SECTION 5.11) shall be pledged pursuant to a Pledge Agreement, and (5) notwithstanding clauses (2) and (3) immediately above, if the Acquisition is of a Restricted Subsidiary which is a Non-Guaranteeing Restricted Subsidiary, the aggregate Acquisition Consideration for all Non-Guaranteeing Restricted Subsidiaries (other than Sun Financing), together with the aggregate Investments made pursuant to SECTION 7.3(j)(i)(b) hereof, is less than or equal to $50,000,000 in aggregate amount at all times; or (b) Acquisition of a Foreign Subsidiary, during (i) the fiscal year ending December 31, 1997, unless (A) the Acquisition is set forth on SCHEDULE 11 hereto or (B) if the Acquisition Consideration for all Acquisitions not set forth on SCHEDULE 11 hereto, together with the aggregate amount of obligations incurred in respect of Guaranties and letters of credit pursuant to SECTION 7.1(i) hereof and Investments made pursuant to SECTION 7.3(j) which are in Foreign Entities, does not exceed $5,000,000, and (C) to the extent such Foreign Subsidiary is not an Inactive Subsidiary or a

     Subsidiary of a Foreign Subsidiary, an amount of the capital stock of such Foreign Subsidiary necessary to cause the Administrative Agent to have a security interest in, and pledge of, all of the capital stock of, or other equity interest in, such Foreign Subsidiary owned by the pledgor or such lesser amount such that in any case not more than 66% of all of the capital stock of, or other equity interest in, such Foreign Subsidiary, shall be pledged pursuant to a Foreign Subsidiary Pledge Agreement, or (ii) any fiscal year thereafter, unless (A) the Acquisition Consideration for all such Acquisitions, together with the aggregate amount of obligations incurred in respect of Guaranties and letters of credit pursuant to SECTION 7.1(i) and Investments made pursuant to SECTION 7.3(j) which are in Foreign Entities, does not exceed (1) $60,000,000 or (2) $75,000,000 if the Leverage Ratio as of the end of any fiscal quarter during such fiscal year is less than 5.50 to 1, (B) the Acquisition Consideration for any single Acquisition or series of related Acquisitions does not exceed $30,000,000 and (C) to the extent such Foreign Subsidiary is not an Inactive Subsidiary or a Subsidiary of a Foreign Subsidiary, an amount of the capital stock of such Foreign Subsidiary necessary to cause the Administrative Agent to have a security interest in, and pledge of, all of the capital stock of, or other equity interest in, such Foreign Subsidiary owned by the pledgor or such lesser amount such that in any case not more than 66% of all of the capital stock of, or other equity interest in, such Foreign Subsidiary, shall be pledged pursuant to a Foreign Subsidiary Pledge Agreement."

     (x) SECTION 7.6 of the Credit Agreement is hereby amended to read as follows:

          "Section 7.6   RESTRICTED PAYMENTS.  The Borrower shall not,
     and shall not permit any of its Restricted Subsidiaries to, directly or indirectly, make any Restricted Payment other than Permitted Restricted Payments; provided, however, that no Permitted Restricted Payments set forth in clauses (e), (g) and (h) of the definition thereof shall be made if, immediately after giving effect to any such payments, a Default or Event of Default would exist hereunder."

     (y) ARTICLE 7 of the Credit Agreement is hereby amended by adding the following SECTION 7.19 thereto to read as follows:

          "Section 7.19 SUN FINANCING. Sun Financing shall not, and the Borrower shall not permit Sun Financing to, transact any business other than (a) issuing the Sun Financing Preferred Securities, (b) investing the gross proceeds of the Sun Financing Preferred Securities in the Borrower's Subordinated Debentures and (c) engaging in other activities necessary or incidental to those set items set forth in (a) and (b) immediately preceding. Notwithstanding anything herein to the contrary, the Borrower shall not, and shall not permit any Restricted Subsidiary to, make any Investments in Sun Financing other than the initial capitalization of Sun Financing through the issuance of the Sun Financing Preferred Securities and the Borrower's Subordinated Debentures."

     (z) SECTION 11.1(a)(ii) of the Credit Agreement is hereby amended to read as follows:

          "(ii)  If to the Administrative Agent, at:

                 NationsBank of Texas, N.A.
                 700 Louisiana Street, 8th Floor
                 Houston, Texas 77002
                 Attention: F. Scott Singhoff, Senior Vice President"

     (aa) The Compliance Certificate is hereby amended to be in the form of EXHIBIT G hereto.

     2. AGREEMENT REGARDING SUN FINANCING PREFERRED SECURITIES AND BORROWER SUBORDINATED DEBENTURES. The Borrower and the Lenders hereby agree that the simultaneous issuance of the Sun Financing Preferred Securities and the Borrower Subordinated Debentures is an issuance of Indebtedness convertible into Equity of the Borrower and that the application of the Net Cash Proceeds received by the Borrower as a result thereof is governed by SECTION 2.5(d) of the Credit Agreement. The Borrower and the Lenders hereby further agree that for purposes of the PROVISO set forth in SECTION 7.10 of the Credit Agreement, 50% of the Net Cash Proceeds received from the issuance of the Sun Financing Preferred Securities and the Borrower Subordinated Debentures shall be deemed to be Net Cash Proceeds received from the issuance of Equity. The Lenders hereby approve the terms of the Borrower Subordinated Debentures and the Sun Financing Preferred Securities.

     3. AGREEMENT REGARDING 2008 SENIOR SUBORDINATED NOTES. The Lenders hereby approve the terms of the Borrower's approximately $100,000,000 Senior Subordinated Notes due 2008 (the "2008 Senior Subordinated Notes"). Furthermore, provided that the Net Cash Proceeds of the simultaneous issuance of the Sun Financing Preferred Securities and the Borrower Subordinated Debentures exceed $300,000,000 and are applied as required pursuant to
SECTION 2.5(d) of the Credit Agreement, the Lenders hereby agree that, notwithstanding SECTION 2.5(e) of the Credit Agreement, (a) the Net Cash Proceeds of the 2008 Senior Subordinated Notes (which may be in excess of $100,000,000 as a result of over-subscription) may be used by the Borrower to repay Revolving Credit Advances rather than Term Loan Advances and (b) such repayment of Revolving Credit Advances shall not reduce the Revolving Credit Commitment.

     4. WAIVER. The Lenders hereby waive any restrictions set forth in the Credit Agreement on the ability of Sunscript L.L.C. to create, assume, incur, permit or suffer to exist any Lien on any of its assets.

     5. REPRESENTATIONS AND WARRANTIES TRUE; NO EVENT OF DEFAULT. By its execution and delivery hereof, the Borrower represents and warrants that, as of the date hereof and after giving effect to the amendments contemplated by the foregoing Section 1 and the agreements set forth in the foregoing Sections 2 and 3:

     (a) the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct on and as of the date hereof as if made on and as of such date;

     (b) no event has occurred and is continuing which constitutes a Default or an Event of Default;

     (c) the Borrower has full power and authority to execute and deliver this Second Amendment, and the Credit Agreement, as amended hereby, the execution, delivery and performance of this Second Amendment and the Credit Agreement, as amended hereby, has been duly authorized by all corporate action of the Borrower, and this Second Amendment and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Borrower, enforceable in accordance with their respective terms, except as enforceability may be limited by applicable Debtor Relief Laws and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and except as rights to indemnity may be limited by federal or state securities laws;

     (d) neither the execution, delivery and performance of this Second Amendment or the Credit Agreement, as amended hereby, nor the consummation of any transactions contemplated herein or therein, will contravene or conflict with any law, rule or regulation to which the Borrower or any of its Subsidiaries is subject, or any indenture, agreement or other instrument to which the Borrower or any of its Subsidiaries or any of their respective property is subject; and

     (e) no authorization, approval, consent, or other action by, notice to, or filing with, any governmental authority or other Person (including the Board of Directors of the Borrower or any Guarantor), is required for the (i) execution, delivery or performance by the Borrower of this Second Amendment and the Credit Agreement, as amended hereby, or (ii) acknowledgement of this Second Amendment by each Guarantor.

     6. CONDITIONS OF EFFECTIVENESS. This Second Amendment shall be effective as of March 27, 1998, subject to the following:

     (a) the Administrative Agent shall have received counterparts of this Second Amendment executed by the Determining Lenders; provided, however, notwithstanding this Section 6, the agreement provided for in the second sentence of Section 3 of this Second Amendment shall not be effective unless and until Lenders whose Total Specified Percentages aggregate at least 66-2/3% shall have executed counterparts of this Second Amendment;

     (b) the Administrative Agent shall have received counterparts of this Second Amendment executed by the Borrower and acknowledged by each Guarantor;

     (c) the representations and warranties set forth in Section 5 of this Second Amendment shall be true and correct; and

     (d) the Administrative Agent shall have received, in form and substance satisfactory to the Administrative Agent and its counsel, such other documents, certificates and instruments as Administrative Agent shall require.

     7.   REFERENCE TO THE CREDIT AGREEMENT.

     (a) Upon the effectiveness of this Second Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", or words of like import shall mean and be a reference to the Credit Agreement, as amended by this Second Amendment.

     (b) The Credit Agreement, as amended by this Second Amendment, and all other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

     8. GUARANTOR'S ACKNOWLEDGEMENT. By signing below, each of the Guarantors (a) acknowledges, consents and agrees to the execution, delivery and performance by the Borrower of this Second Amendment, and (b) acknowledges and agrees that its obligations in respect of its Subsidiary Guaranty or any other Loan Documents executed by it are (i) not released, diminished, waived, modified, impaired or affected in any manner by this Second Amendment, (ii) hereby ratified and confirmed and (iii) not subject to any claims, offsets, defenses or counterclaims.

     9. COSTS, EXPENSES AND TAXES. The Borrower agrees to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Second Amendment and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto and with respect to advising the Administrative Agent as to its rights and responsibilities under the Credit Agreement, as amended by this Second Amendment).

     10. EXECUTION IN COUNTERPARTS. This Second Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

     11. GOVERNING LAW; BINDING EFFECT. This Second Amendment shall be governed by and construed in accordance with the laws of the State of Texas and shall be binding upon the Borrower, the Co-Agents, the Administrative Agent and each Lender and their respective successors and assigns.

     12. HEADINGS. Section headings in this Second Amendment are included herein for convenience of reference only and shall not constitute a part of this Second Amendment for any other purpose.

     13. ENTIRE AGREEMENT. THE CREDIT AGREEMENT, AS AMENDED BY THIS SECOND AMENDMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR,
CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

                    REMAINDER OF PAGE LEFT INTENTIONALLY BLANK

     IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment as the date first above written.

                              SUN HEALTHCARE GROUP, INC.



                              By:    /s/ Robert D. Woltil
                                  --------------------------------------------
                                   Robert D. Woltil
                                   Chief Financial Officer

                              NATIONSBANK OF TEXAS, N.A., as Administrative Agent and as a Lender



                              By:    /s/ F. Scott Singhoff
                                  --------------------------------------------
                                   F. Scott Singhoff
                                   Senior Vice President

                              700 Louisiana Street, 8th Floor
                              Houston, Texas 77002
                              Attn:     F. Scott Singhoff
                                        Senior Vice President

                              BANK OF AMERICA NATIONAL TRUST & SAVINGS
                              ASSOCIATION, as a Co-Agent and as a Lender



                              By:    /s/ J. Gregory Selby
                                  --------------------------------------------
                                   Name:     J. Gregory Selby
                                   Title:    Vice President

                              555 South Flower Street, 11th Floor
                              Los Angeles, California 90071
                              Attn:     Lucy B. Nixon

                              SCOTIABANC INC., as a Co-Agent and as a Lender



                              By:    /s/ Dana Maloney
                                  --------------------------------------------
                                   Name:    Dana Maloney
                                   Title:      Relationship Manager

                              600 Peachtree Street, N.E., Suite 2700
                              Atlanta, Georgia 30308-2214
                              Attn:     Dana Maloney


                              BANK OF TOKYO-MITSUBISHI TRUST COMPANY, as a
                              Co-Agent and as a Lender



                              By:    /s/ Douglas J. Weir
                                  --------------------------------------------
                                   Name:   Douglas J. Weir
                                   Title:  Vice President

                              US Corporate Banking Division
                              1251 Avenue of the Americas, 12th Floor
                              New York, New York 10020-1104
                              Attn:     Douglas Weir


                              CREDIT LYONNAIS NEW YORK BRANCH, as a Co-Agent and as a Lender



                              By:    /s/ Farboud Tavangar
                                  --------------------------------------------
                                   Farboud Tavangar
                                   First Vice President

                              1301 Avenue of the Americas, 18th Floor
                              New York, New York 10019-6022
                              Attn:     Evan S. Wasser
                                        Vice President

                              CREDIT SUISSE FIRST BOSTON, as a Co-Agent and as a Lender



                              By:    /s/ Robert B. Potter
                                  --------------------------------------------
                                   Name:    Robert B. Potter
                                   Title:    Vice President



                              By:    /s/ Thomas G. Muoio
                                  --------------------------------------------
                                   Name:    Thomas G. Muoio
                                   Title:    Vice President

                              11 Madison Avenue, 20th Floor
                              New York, New York 10010
                              Attn:     Robert B. Potter

                              THE LONG-TERM CREDIT BANK OF JAPAN, LTD., LOS ANGELES AGENCY, as a Co-Agent and as a Lender



                              By:    /s/ T. Morgan Edwards II
                                  --------------------------------------------
                                   Name:    T. Morgan Edwards II
                                   Title:    Deputy General Manager

                              350 South Grand Avenue, Suite 3000
                              Los Angeles, California 90071
                              Attn:     Koji Toriumi

                              MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as a Co-Agent and as a Lender



                              By:    /s/ Douglas E. Maher
                                  --------------------------------------------
                                   Douglas E. Maher
                                   Vice President

                              60 Wall Street, 22nd Floor
                              New York, New York 10260
                              Attn:     Douglas E. Maher


                              PNC BANK, NATIONAL ASSOCIATION, as a Co-Agent and as a Lender



                              By:    /s/ Connie R. Field
                                  --------------------------------------------
                                   Name:    Connie R. Field
                                   Title:    Assistant Vice President

                              2 PNC Plaza - 2nd Floor
                              620 Liberty Avenue
                              Pittsburgh, Pennsylvania 15265
                              Attn:     Karen George


                              COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK
                              B.A., "RABOBANK NEDERLAND", NEW YORK BRANCH, as a Co-Agent and as a Lender



                              By:    /s/ J. David Thomas
                                  --------------------------------------------
                                   Name:    J. David Thomas
                                   Title:    Vice President

                              By:    /s/ W. Pieter C. Kodde
                                  --------------------------------------------
                                   Name:    W. Pieter C. Kodde
                                   Title:    Vice President

                              245 Park Avenue
                              New York, New York 10167-0062
                              Attn:     Corporate Services Department

                              with a copy to:

                              13355 Noel Road
                              One Galleria Tower, Suite 1000
                              Dallas, Texas 75240
                              Attn:     Karl F. Propst


                              THE SUMITOMO BANK, LIMITED, as a Co-Agent and as a Lender



                              By:    /s/ Goro Hirai
                                  --------------------------------------------
                                   Name:    Goro Hirai
                                   Title:    Joint General Manager

                              777 South Figueroa Street, Suite 2600
                              Los Angeles, California 90017
                              Attn:     Gary Perkins

                              BANQUE PARIBAS



                              By:    /s/ Glenn Mealey
                                  --------------------------------------------
                                   Glenn Mealey
                                   Director



                              By:    /s/ Larry Robinson
                                  --------------------------------------------
                                   Name:    Larry Robinson
                                   Title:    Vice President

                              1200 Smith, Suite 3100
                              Houston, Texas 77002
                              Attn:     Glenn Mealey
                                        Director


                              BHF-BANK AKTIENGESELLSCHAFT



                              By:    /s/ Dan Dobrjanskyj
                                  --------------------------------------------
                                   Name:    Dan Dobrjanskyj
                                   Title:    Assistant Vice President



                              By:    /s/ Michael Pellerito
                                  --------------------------------------------
                                   Name:    Michael Pellerito
                                   Title:    Assistant Treasurer

                              111 West Ocean Boulevard, Suite 1325
                              Long Beach, California 90802
                              Attn:     L. John Stewart
                                        Vice President
                              with a copy to:

                              590 Madison Avenue
                              New York, New York 10022-2540
                              Attn:     Dan Dobrjanskyj
                                        Assistant Vice President


                              DRESDNER BANK AG, NEW YORK BRANCH AND GRAND
                              CAYMAN BRANCH



                              By:    /s/ Charles M. O'Shea
                                  --------------------------------------------
                                   Name:    Charles M. O'Shea
                                   Title:    Vice President



                              By:    /s/ Felix K. Camacho
                                  --------------------------------------------
                                   Name:    Felix K. Camacho
                                   Title:    Assistant Treasurer


                              75 Wall Street, 25th Floor
                              New York, New York 10005
                              Attn:
                                  --------------------------------------------


                              FINOVA



                              By:    /s/ Tina Hughes
                                  --------------------------------------------
                                   Name:    Tina Hughes
                                   Title:    Vice President

                              311 South Wacker Drive, Suite 4400
                              Chicago, Illinois 60606
                              Attn:       Brian T. Williamson

                              THE FUJI BANK LIMITED, LOS ANGELES AGENCY



                              By:
                                  --------------------------------------------
                                   Name:
                                  --------------------------------------------
                                   Title:
                                  --------------------------------------------

                              333 South Hope Street, Suite 3900
                              Los Angeles, California 90071
                              Attn:     Richard G. Bushman
                                        Vice President


                              THE INDUSTRIAL BANK OF JAPAN, LIMITED



                              By:    /s/ Takuya Honjo
                                  --------------------------------------------
                                   Name:  Takuya Honjo
                                   Title:  Senior Vice President

                              1251 Avenue of the Americas
                              New York, New York 10020-1104
                              Attn:       Jennifer McNamara


                              THE MITSUBISHI TRUST AND BANKING CORPORATION, LOS ANGELES AGENCY



                              By:    /s/ Hiroaki Koseki
                                  --------------------------------------------
                                   Hiroaki Koseki
                                   Deputy General Manager

                              801 South Figueroa Street, Suite 500
                              Los Angeles, California 90071
                              Attn:     Dean Kawai
                                        Vice President

                              WELLS FARGO BANK (TEXAS), NATIONAL ASSOCIATION



                              By:    /s/ Susan B. Sheffield
                                  --------------------------------------------
                                   Name:    Susan B. Sheffield
                                   Title:    Vice President

                              505 Main Street, Suite 300
                              Fort Worth, Texas 76102
                              Attn:     Susan Sheffield
                                        Vice President


                              AMSOUTH BANK



                              By:    /s/ Shannon O. Clark
                                  --------------------------------------------
                                   Name:    Shannon O. Clark
                                   Title:    Assistant Vice President

                              1900 Fifth Avenue North, AST7FL
                              Birmingham, Alabama 35203
                              Attn:       Shannon O. Clark


                              GENERAL ELECTRIC CAPITAL CORPORATION



                              By:
                                  --------------------------------------------
                                   Name:
                                         -------------------------------------

                                   Title:
                                         -------------------------------------

                              3379 Peachtree Road N.E., Suite 560
                              Atlanta, Georgia 90326
                              Attn:
                                  --------------------------------------------

                              NATEXIS BANQUE BFCE



                              By:    /s/ Mark A. Harrington
                                  --------------------------------------------
                                   Name:    Mark A. Harrington
                                   Title:   Vice President and Regional Manager



                              By:    /s/ Paul H. Diouri
                                  --------------------------------------------
                                   Name:    Paul H. Diouri
                                   Title:    Assistant Treasurer

                              333 Clay Street, Suite 4340
                              Houston, Texas 77002
                              Attn:
                                  --------------------------------------------

                              with a copy to:

                              Natexis Banque BFCE, New York Branch
                              645 Fifth Avenue, 20th Floor
                              New York, New York 10022
                              Attn:     Joan Rankine


                              THE ROYAL BANK OF SCOTLAND, plc



                              By:    /s/ David Dougan
                                  --------------------------------------------
                                   David Dougan
                                   Vice President

                              Wall Street Plaza, 26th Floor
                              88 Pine Street
                              New York, New York 10005-1801
                              Attn:     David Dougan

                              THE SANWA BANK, LIMITED, DALLAS AGENCY



                              By:
                                  --------------------------------------------
                                   Name:
                                        --------------------------------------
                                   Title:
                                        --------------------------------------

                              2200 Ross Avenue, 4100 West
                              Dallas, Texas 75201
                              Attn:     Matthew G. Patrick
                                        Vice President


                              SUMMIT BANK



                              By:    /s/ Christina M. Clausen
                                  --------------------------------------------
                                   Christina M. Clausen
                                   Vice President

                              250 Moore Street, 2nd Floor
                              Hackensack, New Jersey 07601
                              Attn:     Healthcare Financial Services


                              TORONTO DOMINION (TEXAS), INC.



                              By:    /s/ Neva Nesbitt
                                  --------------------------------------------
                                   Name:    Neva Nesbitt
                                   Title:    Vice President

                              909 Fannin Street, Suite 1700
                              Houston, Texas 77010
                              Attn:     Frederic B. Hawley
                                        Manager, Credit Administration
                              with a copy to:

                              31 West 52nd Street, 18th Floor
                              New York, New York 10019
                              Attn:     David Perlman
                                        Senior Associate


                              MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY



                              By:    /s/ Kathleen Lynch
                                  --------------------------------------------
                                   Name:    Kathleen Lynch
                                   Title:    Managing Director

                              1295 State Street, 1st Floor
                              Springfield, Massachusetts 01111
                              Attn:     Steven J. Katz


                              METROPOLITAN LIFE INSURANCE COMPANY



                              By:    /s/ James Dingler
                                  --------------------------------------------
                                   James Dingler
                                   Director

                              334 Madison Avenue
                              Convent Station, New Jersey 07961-0633
                              Attn:     Frank Monfalcone

                              with a copy to:

                              Metropolitan Life Insurance Company
                              1 Madison Avenue, Area 7H
                              New York, New York 10010
                              Attn:     Bill Ding, Esq.

                              OCTAGON LOAN TRUST

                              By:  Octagon Credit Investors (a unit of The
                                   Chase Manhattan Bank), acting solely as
                                   manager and not in its individual capacity



                              By:    /s/ James P. Ferguson
                                  --------------------------------------------
                                   Name:    James P. Ferguson
                                   Title:    Managing Director

                              380 Madison Avenue, 12th Floor
                              New York, New York 10017
                              Attn:     James P. Ferguson


                              KZH HOLDING CORPORATION III



                              By:
                                  --------------------------------------------
                                   Name:
                                        --------------------------------------
                                   Title:
                                         -------------------------------------

                              c/o The Chase Manhattan Bank
                              450 West 33rd Street, 15th Floor
                              New York, New York 10001
                              Attn:     Virginia Conway


                              PARIBAS CAPITAL FUNDING LLC



                              By:
                                  --------------------------------------------
                                   Name:
                                        --------------------------------------
                                   Title:
                                         -------------------------------------

                              787 7th Avenue, 32nd Floor
                              New York, New York 10019
                              Attn:     Francois Gauvin
                              with a copy to:

                              Richard Wagman
                              State Street Bank & Trust Co.
                              Two International Place
                              Boston, Massachusetts 02110
                              Telephone:     (617) 664-5410
                              Fax:           (617) 664-5366/67/68


                              VAN KAMPEN AMERICAN CAPITAL PRIME RATE INCOME
                              TRUST



                              By:    /s/ Jeffrey W. Maillet
                                  --------------------------------------------
                                   Name:   Jeffrey W. Maillet
                                   Title:  Senior Vice President and Director

                              One Parkview Plaza
                              Oakbrook Terrace, Illinois 60602
                              Attn:     Jeffrey W. Maillet

                              PFL LIFE INSURANCE COMPANY



                              By:    /s/ Gregory W. Theobald
                                  --------------------------------------------
                                   Name:    Gregory W. Theobald
                                   Title:   Vice President and Assistant
                                            Secretary

                              c/o AEGON USA Investment Management, Inc.
                              4333 Edgewood Road NE
                              Cedar Rapids, Iowa 52499-5335
                              Attn:     John Bailey


                              PEOPLES SECURITY LIFE INSURANCE COMPANY



                              By:    /s/ Frederick B. Howard
                                  --------------------------------------------
                                   Name:    Frederick B. Howard
                                   Title:    Director - Private Placements

                              Peoples Security Life Insurance Company
                              c/o AEGON USA Investment Management, Inc.
                              400 West Market Street
                              Louisville, Kentucky 40202
                              Attn:     Securities Department - 10th Floor


                              THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY



                              By:    /s/ J. Thomas Christofferson
                                  --------------------------------------------
                                   Name:    J. Thomas Christofferson
                                   Title:    Its Authorized Representative

                              720 East Wisconsin Avenue
                              Milwaukee, Wisconsin 53202
                              Attn:     Securities Department

                              ROYALTON COMPANY

                              By: Pacific Investment Management Company, as its Investment Advisor

                                   By:  PIMCO Management, Inc., a General
                                   Partner


                              By:    /s/ Richard M. Weil
                                  --------------------------------------------
                                   Name:    Richard M. Weil
                                        --------------------------------------
                                   Title:    Senior Vice President
                                         -------------------------------------

                              840 Newport Center Drive
                              Newport Beach, California 92660
                              Attn:     Melissa Fejdasz


                              MERRILL LYNCH SENIOR FLOATING RATE FUND, INC.



                              By:
                                  -------------------------------------------
                                   Name:
                                        -------------------------------------
                                   Title:
                                         ------------------------------------

                              c/o Merrill Lynch Asset Management
                              800 Scudders Mill Road - Area 1B
                              Plainsboro, New Jersey 08536
                              Attn:  Gilles Marchand


                              SENIOR HIGH INCOME PORTFOLIO, INC.



                              By:
                                  --------------------------------------------
                                   Name:
                                        --------------------------------------
                                   Title:
                                         -------------------------------------
                              c/o Merrill Lynch Asset Management
                              800 Scudders Mill Road - Area 1B
                              Plainsboro, New Jersey 08536
                              Attn:  Gilles Marchand


                              DEBT STRATEGIES FUND, INC.



                              By:
                                  --------------------------------------------
                                   Name:
                                        --------------------------------------
                                   Title:
                                         -------------------------------------

                              c/o Merrill Lynch Asset Management
                              800 Scudders Mill Road - Area 1B
                              Plainsboro, New Jersey 08536
                              Attn:     Gilles Marchand


                              CANADIAN IMPERIAL BANK OF COMMERCE



                              By:    /s/ William M. Swenson
                                  --------------------------------------------
                                   Name:    William M. Swenson
                                        --------------------------------------
                                   Title:    Authorized Signatory
                                         -------------------------------------

                              425 Lexington Avenue
                              New York, New York 10017
                              Attn:
                                  --------------------------------------------


                              BANKBOSTON, N.A.



                              By:    /s/ Todd M. Dahlstrom
                                  --------------------------------------------
                                   Name:     Todd M. Dahlstrom
                                        --------------------------------------
                                   Title:    Director
                                         -------------------------------------

                              100 Federal Street, Mail Stop:  01-08-05
                              Boston, Massachusetts 02110
                              Attn:
                                  --------------------------------------------


                              CYPRESSTREE INVESTMENT MANAGEMENT COMPANY, INC., as Attorney-In-Fact and on behalf of FAFLIC



                              By:    /s/ Philip C. Robbins
                                  --------------------------------------------
                                   Name:     Philip C. Robbins
                                        --------------------------------------
                                   Title:    Vice President
                                         -------------------------------------

                              125 High Street, 14th Floor
                              Boston, Massachusetts 02110
                              Attn: Philip Robbins

                              with a copy to:

                              State Street Bank & Trust
                              Corporate Trust Department
                              Two International Place
                              Boston, Massachusetts 02110
                              Attn: John Tavares, for the account of FAFLIC


                              DEEPROCK & CO.

                              By:  Eaton Vance Management, as Investment Advisor



                              By:    /s/ Scott H. Page
                                  --------------------------------------------
                                   Name:     Scott H. Page
                                        --------------------------------------
                                   Title:    Vice President
                                         -------------------------------------

                              24 Federal Street
                              Boston, Massachusetts 02110
                              Attn:
                                  --------------------------------------------

                              FRANKLIN FLOATING RATE TRUST



                              By:    /s/ Chauncey Lufkin
                                  --------------------------------------------
                                   Name:     Chauncey Lufkin
                                        --------------------------------------
                                   Title:    Vice President
                                         -------------------------------------

                              777 Mariners Island Boulevard, 7th Floor
                              San Mateo, California 94404
                              Attn:
                                  --------------------------------------------


                              ORIX USA CORPORATION



                              By:    /s/ Hiroyuki Miyauchi
                                  --------------------------------------------
                                   Name:     Hiroyuki Miyauchi
                                        --------------------------------------
                                   Title:    Executive Vice President
                                         -------------------------------------

                              780 Third Avenue, 48th Floor
                              New York, New York 10017-7088
                              Attn:  Kiyomi Kosaka
                                     Vice President

                              PILGRIM AMERICA PRIME RATE TRUST

                              By:  PILGRIM AMERICA INVESTMENTS, INC.,
                                   as its Investment Manager



                              By:    /s/ Howard Tiffen
                                  --------------------------------------------
                                   Name:     Howard Tiffen
                                   Title:    Senior Vice President

                              c/o Pilgrim America Investments, Inc.
                              Two Renaissance Square
                              40 North Central Avenue, Suite 1200
                              Phoenix, Arizona 85004-4424
                              Attn:
                                  --------------------------------------------

                              NORTHERN LIFE INSURANCE COMPANY



                              By:    /s/ James V. Wittich
                                  --------------------------------------------
                                   Name:     James V. Wittich
                                        --------------------------------------
                                   Title:    Assistant Treasurer
                                         -------------------------------------

                              100 Washington Avenue South, Suite 800
                              Minneapolis, Minnesota 55401
                              Attn:     Tim Warrick


                              ING HIGH INCOME PRINCIPAL PRESERVATION OFFERING, L.P.

                              By: ING Capital Advisors, Inc., as Investment Advisor



                              By:    /s/ Helen Y. Rhee
                                  --------------------------------------------
                                   Name:     Helen Y. Rhee
                                        --------------------------------------
                                   Title:    AVP & Portfolio Manager
                                         -------------------------------------

                              c/o ING Capital Advisors, Inc.
                              333 South Grand Avenue, Suite 4250
                              Los Angeles, California 90071
                              Attn:
                                  --------------------------------------------


                              ML CLO XII PILGRIM AMERICA (CAYMAN) LTD.

                              By: Pilgrim America Investments, Inc., as its Investment Manager



                              By:    /s/ Howard Tiffen
                                  --------------------------------------------
                                   Name:     Howard Tiffen
                                        --------------------------------------
                                   Title:    Senior Vice President
                                         -------------------------------------
                              c/o Pilgrim America Investments, Inc.
                              Two Renaissance Square
                              40 North Central Avenue, Suite 1200
                              Phoenix, Arizona 85004-3444

                              with a faxed copy to:

                              State Street Bank and Trust Company
                              Corporate Trust Department
                              Attn:  Ray Welliver
                              Ref: Paramount Company
                              Fax: (617) 664-5366/5367/5368


                              SENIOR DEBT PORTFOLIO

                              By:  Boston Management and Research, as
                                   Investment Advisor



                              By:    /s/ Scott H. Page
                                  --------------------------------------------
                                   Name:     Scott H. Page
                                        --------------------------------------
                                   Title:    Vice President
                                         -------------------------------------

                              c/o Boston Management and Research, as Investment Advisor
                              24 Federal Street
                              Boston, Massachusetts 02110


                              CYPRESSTREE INVESTMENT PARTNERS I, LTD.

                              By: CypressTree Investment Management Company, Inc., as Portfolio Manager



                              By:    /s/ Philip C. Robbins
                                  --------------------------------------------
                                   Name:     Philip C. Robbins
                                        --------------------------------------
                                   Title:    Vice President
                                         -------------------------------------

                              CypressTree Investment Management Company, Inc. 125 High Street, 14th Floor
                              Boston, Massachusetts 02110


                              ML CBO IV (CAYMAN) LTD.

                              By:  Protective Asset Management Company, as
                                   Collateral Manager



                                   By:    /s/ James Dondero
                                  --------------------------------------------
                                        Name:    James Dondero, CFA, CPA
                                             ---------------------------------
                                        Title:    President
                                              --------------------------------

                              Protective Asset Management, L.L.C.
                              1150 Two Galleria Tower
                              13455 Noel Road, LB #45
                              Dallas, Texas 75240
                              Attn:  Mark Okada


                              PAMCO CAYMAN LTD.

                              By:  Protective Asset Management Company, as
                                   Collateral Manager



                                   By:    /s/ James Dondero
                                  --------------------------------------------
                                        Name:     James Dondero, CFA, CPA
                                             ---------------------------------
                                        Title:    President
                                              --------------------------------

                              Protective Asset Management, L.L.C.
                              1150 Two Galleria Tower
                              13455 Noel Road, LB #45
                              Dallas, Texas 75240
                              Attn:  Mark Okada

                              MERRILL LYNCH PRIME RATE PORTFOLIO

                              By: Merrill Lynch Asset Management, L.P., as Investment Advisor



                                   By:
                                      ----------------------------------------
                                        Name:
                                             ---------------------------------
                                        Title:
                                              --------------------------------

                              Merrill Lynch Prime Rate Portfolio
                              800 Scudders Mill Road - Area 1B
                              Plainsboro, New Jersey 08536
                              Attn:  Jill Montanye


                              MERRILL LYNCH, PIERCE, FENNER & SMITH
                              INCORPORATED



                              By:    /s/ Neil Brisson
                                  --------------------------------------------
                                   Name:     Neil Brisson
                                        --------------------------------------
                                   Title:    Director
                                         -------------------------------------

                              Merrill Lynch, Pierce, Fenner & Smith
                              Incorporated
                              250 Vesey Street
                              World Financial Center
                              16th Floor, North Tower
                              New York, New York 10281
                              Attn:  Janet Hansen

                              INDOSUEZ CAPITAL FUNDING III, LIMITED

                              By: Indosuez Capital Luxembourg, as Collateral Manager



                              By:    /s/ Francoise Berthelot
                                  --------------------------------------------
                                   Name:    Francoise Berthelot
                                        --------------------------------------
                                   Title:   Authorized Signatory
                                         -------------------------------------

                              c/o Queensgate Bank & Trust Company Limited
                              P.O. Box 30464 SMB/South Church Street
                              Ugland House, 5th Floor
                              George Town
                              Grand Cayman, Cayman Islands
                              British West Indies

                              with copies to:

                              Indosuez Capital Funding IIi, Limited
                              c/o Texas Commerce Bank N.A.
                              Attn:  Joe Elston, Asset Backed Group
                              A/C 17499
                              600 Travis Street, 8th Floor
                              Houston, Texas 77002-8039

                              and

                              Indosuez Capital
                              1211 Avenue of the Americas, 7th Floor
                              New York, New York 10036-8701
                              Attn:  Francoise Berthelot

                              ARES LEVERAGED INVESTMENT FUND, L.P.



                              By:    /s/ Jeff Moore
                                  --------------------------------------------
                                   Name:    Jeff Moore
                                        --------------------------------------
                                   Title:   Principal
                                         -------------------------------------

                              1999 Avenue of the Stars, Suite 1900
                              Los Angeles, California 90067
                              Attn:  Jeff Moore
                                     Principal


                              ARCHIMEDES FUNDING, L.L.C.

                              By: ING Capital Advisors, Inc., as Collateral Manager



                              By:    /s/ Helen Y. Rhee
                                  --------------------------------------------
                                   Name:    Helen Y. Rhee
                                        --------------------------------------
                                   Title:   AVP & Portfolio Manager
                                         -------------------------------------

                              c/o ING Capital Advisors, Inc.
                              333 South Grand Avenue, Suite 4250
                              Los Angeles, California 90071
                              Attn:
                                  --------------------------------------------


                              BANKERS TRUST COMPANY



                              By:    /s/ Rosemary F. Dunne
                                  --------------------------------------------
                                   Name:     Rosemary F. Dunne
                                        --------------------------------------
                                   Title:    Vice President
                                         -------------------------------------

                              130 Liberty Street, 37th Floor
                              New York, New York 10006
                              Attention:     Jeff Dominick
                              with a copy to:

                              Bankers Trust Company
                              130 Liberty Street, 14th Floor
                              New York, New York 10006
                              Attention:     Deborah Jacob


                              BANK POLSKA KASA OPIEKI, S.A.
                              PEKAO S.A. GROUP, NEW YORK BRANCH



                              By:    /s/ William A. Shea
                                  --------------------------------------------
                                   Name:    William A. Shea
                                   Title:   Vice President, Senior Lending
                                              Officer

                              470 Park Avenue South, 15th Floor
                              New York, New York 10016

                              ERSTE BANK DER OESTERREICHISCHEN SPARKASSEN AG - NEW YORK



                              By:    /s/ John S. Runnion
                                  --------------------------------------------
                                   Name:    John S. Runnion
                                   Title:    First Vice President



                              By:    /s/ Rima Terradista
                                  --------------------------------------------
                                   Name:    Rima Terradista
                                   Title:    Vice President

                              280 Park Avenue
                              West Building, 32nd Floor
                              New York, New York 10017

                              ROYAL BANK OF CANADA



                              By:    /s/ Athar Khan
                                  --------------------------------------------
                                   Name:    Athar Khan
                                   Title:    Senior Manager

                              One Financial Square
                              New York, New York 10005-3531
                              Attention:     Linda Swanston


                              VAN KAMPEN CLO I, LIMITED

                              By:  VAN KAMPEN AMERICAN CAPITAL MANAGEMENT,
                                    INC.,
                                   as Collateral Manager



                              By:    /s/ Jeffrey W. Maillet
                                  --------------------------------------------
                                   Name:    Jeffrey W. Maillet
                                   Title:    Senior Vice President & Director

                              c/o Van Kampen American Capital
                              One Parkview Plaza
                              Oakbrook Terrace, Illinois 60181
                              Attention:  Jeffrey W. Maillet

                              with a copy to:

                              Texas Commerce Bank N.A.
                              Trust Clearing Account
                              600 Travis, 8th Floor
                              Houston, Texas 77002
                              Attention:     Jason Nelson

                              BALANCED HIGH-YIELD FUND I LTD.

                              By: BHF-BANK AKTIENGESELLSCHAFT, acting through its New York Branch, as attorney-in-fact



                              By:    /s/ Dan Dobrjanskyj
                                  --------------------------------------------
                                   Name:    Dan Dobrjanskyj
                                   Title:    Assistant Vice President



                              By:    /s/ Michael Pellerito
                                  --------------------------------------------
                                   Name:    Michael Pellerito
                                   Title:    Assistant Treasurer

                              c/o State Street Bank & Trust Company
                              Two International Place
                              Boston, Massachusetts 02110
                              Attention:     Steve O'Brien

                              with a copy to:

                              Balanced High-Yield Fund I Ltd.
                              c/o BHF-Bank Aktiengesellschaft
                              590 Madison Avenue
                              New York, New York 10022
                              Attention:     Dan Dobrjanskyj

                              DELANO COMPANY

                              By: Pacific Investment Management Company, as its Investment Advisor

                                   By:  PIMCO Management Inc., a general
                                   partner



                              By:    /s/ Richard M. Weil
                                  --------------------------------------------
                                   Name:    Richard M. Weil
                                   Title:    Senior Vice President

                              c/o Pacific Investment Management Co.
                              840 Newport Center Drive
                              Newport Beach, California 92660

                              with a copy to:

                              Chase Bank of Texas National Association
                              601 Travis Street, 8th Floor
                              Houston, Texas 77002
                              Attention:     Delano Company

                              MERRILL LYNCH GLOBAL INVESTMENT SERIES: INCOME STRATEGIES PORTFOLIO

                              By: Merrill Lynch Asset Management, L.P., as Investment Advisor



                              By:
                                  --------------------------------------------
                                   Name:
                                        --------------------------------------
                                   Title:
                                         -------------------------------------

                              c/o Merrill Lynch Asset Management
                              800 Scudders Mill Road - Area 1B
                              Plainsboro, New Jersey 08536
                              Attention:     Ann Marie Smith - Trade Closing
                                             Colleen Wade - Daily Loan Activity
                              with a copy to:

                              Sheri Smith
                              MLAS Accounting
                              68-70 Boulevard de la Petrruase
                              L-2320 Luxembourg


                              GOLDMAN SACHS CREDIT PARTNERS L.P.



                              By:    /s/ Stephen B. King
                                  --------------------------------------------
                                   Name:    Stephen B. King
                                   Title:    Authorized Signatory

                              c/o Goldman Sachs & Co.
                              85 Broad Street, 6th Floor
                              New York, New York 10004
                              Attention:     John Makrinos

ACKNOWLEDGED AND AGREED:

Sundance Rehabilitation Corporation, a Connecticut corporation
SunQuest Consulting, Inc., a New Mexico corporation
Sunrise Healthcare Corporation, a New Mexico corporation
SunScript Pharmacy Corporation, a New Mexico corporation
Sunrise Rehab of Colorado, Inc., a Colorado corporation
Sunrise Healthcare of Colorado, Inc., a Colorado corporation
Sunrise Healthcare of Florida, Inc., a Florida corporation
LTC Staffinders, Inc., a Connecticut corporation
SunSpectrum Outpatient Rehabilitation-Concord, Inc., a Massachusetts
  corporation
Nursing Home Inc., a Washington corporation
Living Services, Inc., a Washington corporation
Bay Colony Health Service, Inc., a Massachusetts corporation
Bergen Eldercare, Inc., a New Jersey corporation
Community Re-Entry Services of Cortland, Inc., a Delaware corporation
G-WZ of Stamford, Inc., a Connecticut corporation
Manatee Springs Nursing Center, Inc., a Florida corporation
Mediplex Management, Inc., a Massachusetts corporation
Mediplex Management of Palm Beach County, Inc., a Florida corporation Mediplex Management of Texas, Inc., a Texas corporation
Sun Healthcare Inc., a Colorado corporation
Mediplex of Concord, Inc., a Massachusetts corporation
Mediplex of Connecticut, Inc., a Connecticut corporation
Mediplex of Kentucky, Inc., a Kentucky corporation
Mediplex of Maryland, Inc., a Maryland corporation
Mediplex of Massachusetts, Inc., a Massachusetts corporation
Mediplex of New Hampshire, Inc., a New Hampshire corporation
Mediplex of New Jersey, Inc., a New Jersey corporation
Mediplex of New York, Inc., a New York corporation
Mediplex of Ohio, Inc., an Ohio corporation
Mediplex of Tennessee, Inc., a Tennessee corporation
Mediplex Atlanta Rehabilitation Institute, Inc., a Georgia corporation Mediplex Rehabilitation of Massachusetts, Inc., a Massachusetts corporation P.M.N.F. Management, Inc., a New Jersey corporation
Quality Care Holding Corp., a Massachusetts corporation
Quality Nursing Care of Massachusetts, Inc., a Massachusetts corporation Spofford Land, Inc., a New Hampshire corporation
Sun Care Corp., a Delaware corporation
HSR Management, Inc., a Delaware corporation
CareerStaff Management, Inc., a Delaware corporation
PRI, Inc., a Texas corporation
CareerStaff Unlimited, Inc., a Delaware corporation

CareerStaff HSR, Inc., a Delaware corporation
Healthcare Staff Resources, Inc., a Texas corporation SunBridge, Inc., a New Mexico corporation
SunMark of New Mexico, a New Mexico corporation
SunChoice Medical Supply, Inc., a New Mexico corporation
HTA of New Jersey, Inc., a New Jersey corporation
New Bedford Acquisition Corp., a Massachusetts corporation
New Bedford Nursing Center, Inc., a Massachusetts corporation Worcester Nursing Center, Inc., a Massachusetts corporation. Cal-Med, Inc., a California corporation
Clipper Home Affiliates, Inc., a New Hampshire corporation Clipper Home of North Conway, Inc., a New Hampshire corporation Clipper Home of Portsmouth, Inc., a New Hampshire corporation Clipper Home of Rochester, Inc., a New Hampshire corporation Clipper Home of Wolfeboro, Inc., a New Hampshire corporation Golan Healthcare Group, Inc., a Massachusetts corporation Goodwin Nursing Home, Inc., a New Hampshire corporation
HC, Inc., a Kansas corporation
Langdon Place of Dover, Inc., a New Hampshire corporation Langdon Place of Exeter, Inc., a New Hampshire corporation Langdon Place of Nashua, Inc., a New Hampshire corporation Masthead Corporation, a New Mexico corporation
Mediplex of Virginia, Inc., a Virginia corporation
Oakview Treatment Centers of Kansas, Inc., a Kansas corporation Pharmacy Factors of California, Inc., a California corporation Pharmacy Factors of Florida, Inc., a Florida corporation Pharmacy Factors of Texas, Inc., a Texas corporation
PHS Continuing Education, Inc., a Texas corporation
Premier Health Staff, Inc., a Texas corporation
SHG International Holdings, Inc., a Delaware corporation Special Medical Services, Inc., a Texas corporation
SunAlliance Health care Services, Inc., a Delaware corporation SunCare Respiratory Services, Inc., an Indiana corporation SunFactors, Inc., a Florida corporation
Sun Lane Purchase Corporation, a New Mexico corporation SunSolution, Inc., a Delaware corporation
The Mediplex Group, Inc., a Massachusetts corporation
Hospital Therapy Service of Texas, Inc., a Texas corporation Regency Health Services, Inc, a Delaware corporation
Braswell Enterprises, Inc., a California corporation
Brittany Rehabilitation Center, Inc., a California corporation Carmichael Rehabilitation Center, a California corporation Coalinga Rehabilitation Center, a California corporation

Covina Rehabilitation Center, a California corporation
Evergreen Rehabilitation Center, a California corporation Fairfield Rehabilitation Center, a California corporation Fullerton Rehabilitation Center, a California corporation Glendora Rehabilitation Center, a California corporation
Grand Terrace Rehabilitation, a California corporation
Hallmark Health Services, Inc., a California corporation
Harbor View Rehabilitation Center, a California corporation Hawthorne Rehabilitation Center, a California corporation Heritage Rehabilitation Center, a California corporation Huntington Beach Convalescent Hospital, a California corporation Jackson Rehabilitation Center, Inc., a California corporation Linda-Mar Rehabilitation Center, a California corporation Meadowbrook Rehabilitation Center, a California corporation Newport Beach Rehabilitation Center, a California corporation North State Home Health Care, Inc., a California corporation Paradise Rehabilitation Center, Inc., a California corporation Paso Robles Rehabilitation Center, a California corporation Regency-North Carolina, Inc., a North Carolina corporation Regency Rehab Properties, Inc., a California corporation Regency-Tennessee, Inc., a Tennessee corporation
RHS Management Corporation, a California corporation
Rosewood Rehabilitation Center, Inc., a California corporation Shandin Hills Rehabilitation Center, a California corporation Stockton Rehabilitation Center, Inc., a California corporation Vista Knoll Rehabilitation Center, Inc., a California corporation Willowview Rehabilitation Center, a California corporation
First Class Pharmacy, Inc., a California corporation
Care Enterprises, Inc., a Delaware corporation
Americare Homecare, Inc., an Ohio corporation
Care Finance, Inc., a California corporation
Circleville Health Care Corp., an Ohio corporation
Glenville Health Care Corp., a West Virginia corporation
Marion Health Care Corp., an Ohio corporation
New Lexington Health Care Corp., an Ohio corporation
Americare of West Virginia, Inc., a West Virginia corporation Dunbar Health Care Corp., a West Virginia corporation
Beckley Health Care Corp., a West Virginia corporation
Putnam Health Care Corp., a West Virginia corporation
Salem Health Care Corp., a West Virginia corporation
Care Enterprises West, a Utah corporation
Care Home Health Services, a California corporation
SCRS & Communicology Inc., of Ohio, an Ohio corporation

Regency Rehab Hospitals, Inc., a California corporation
Orange Rehabilitation Hospital, Inc., a Delaware corporation
San Bernadino Rehabilitation Hospital, Inc., a Delaware corporation Regency Outpatient Services, Inc., a California corporation
Heritage-Torrance Rehabilitation Center
Oasis Mental Health Treatment Center, Inc.
Regency High School, Inc.
Pacific Beach Physical Therapy, Inc.
Peachwood Physical Therapy, Inc.
Regency Rehabilitation Management and Consulting Services, Inc.



By:    /s/ Robert D. Woltil
   --------------------------------------------
     Robert D. Woltil
     Chief Financial Officer


Accelerated Care Plus, LLC, a Delaware limited liability company

By: Cal-Med, Inc., a California corporation and HC, Inc., a Kansas corporation, members



     By:    /s/ Robert D. Woltil
        --------------------------------------------
          Robert D. Woltil
          Chief Financial Officer


Hospital Therapy Service of Michigan, LLC, a Michigan limited liability company

By:  SunCare Respiratory Services, Inc., an Indiana corporation, member



     By:    /s/ Robert D. Woltil
        --------------------------------------------
          Robert D. Woltil
          Chief Financial Officer


Therapists Unlimited-Baltimore/Washington, D.C., L.P., a Texas limited partnership
Therapists Unlimited-Chicago II, L.P., a Texas limited partnership Therapists Unlimited-Detroit II, L.P., a Texas limited partnership

Therapists Unlimited-Fresno, L.P., a Texas limited partnership Therapists Unlimited-Indianapolis, L.P., a Texas limited partnership Therapists Unlimited-New Orleans, L.P., a Texas limited partnership Therapists Unlimited-Philadelphia, L.P., a Texas limited partnership Therapists Unlimited-San Francisco, L.P., a Texas limited partnership Therapists Unlimited-Seattle, L.P., a Texas limited partnership Therapists Unlimited-Travelers, L.P., a Texas limited partnership
HSR Partners, L.P.

By: CareerStaff Management, Inc., a Delaware corporation and the general partner of the above-listed limited partnership Guarantors



     By:    /s/ Robert D. Woltil
        --------------------------------------------
          Robert D. Woltil
          Chief Financial Officer


West Jersey/Mediplex Rehabilitation, L.P.

By:  Mediplex of New Jersey, Inc., a New Jersey corporation and its general partner



     By:    /s/ Robert D. Woltil
        --------------------------------------------
          Robert D. Woltil
          Chief Financial Officer


Address for all Guarantors:
101 Sun Lane, N.E.
Albuquerque, New Mexico 87109
Attn:     Chief Financial Officer